Exhibit 10.5

Execution Version

THIRD AMENDMENT TO

AMENDMENT AND RESTATED NOTE PURCHASE AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (the “Third Amendment”), dated July 1, 2009, is by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), StoneMor Operating LLC, a Delaware limited liability company (the “Company”), the Subsidiaries of the Parent set forth on the signature pages hereto (together with the Company, each individually an “Issuer” and collectively, the “Issuers” and together with the General Partner and the Parent, each individually a “Credit Party” and collectively, the “Credit Parties”) and the Noteholders (as defined below) party hereto.

BACKGROUND

A. Pursuant to that certain Amended and Restated Note Purchase Agreement, dated August 15, 2007, by and among the Credit Parties and the purchasers listed on Schedule A attached thereto (collectively, the “Purchasers”, and together with their successors and assigns including, without limitation, future holders of the Shelf Notes, herein collectively referred to as the “Noteholders”), as amended by that certain First Amendment to Amended and Restated Note Purchase Agreement, dated November 2, 2007, and that certain Second Amendment to Amended and Restated Note Purchase Agreement, dated April 30, 2009 (the “Existing Note Agreement”, and as amended pursuant to this Third Amendment, the “Note Agreement”), the Issuers, among other things, (i) issued to the Purchasers their (a) 11.00% Series B Senior Secured Notes due August 15, 2012, in the aggregate principal amount of $35,000,000 (the “Series B Notes”), and (b) 11.00% Senior Secured Series C Notes due August 15, 2012, in the aggregate principal amount of $17,500,000 (the “Series C Notes”, and together with the Series B Notes, collectively, the “Issued Notes”), and (ii) authorized the issuance of up to $150,000,000 aggregate principal amount of their Shelf Notes (inclusive of the Issued Notes).

B. Issuers have requested certain amendments to the Existing Note Agreement as more fully set forth herein.

C. The Noteholders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Note Agreement.

2. Amendments to Section 10.2. Subsection (g) and subsection (m) of Section 10.2 (Indebtedness) of the Existing Note Agreement are hereby amended and restated in their entirety as follows:

“(g) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 10.1(i); provided, however, that the aggregate lease payments and principal amounts of all such Indebtedness at any one time outstanding shall not exceed $6,100,000;”

“(m) Other unsecured Indebtedness not otherwise permitted above, in an aggregate principal amount outstanding not to exceed $2,400,000 at any time.”

3. Representations and Warranties. Each Credit Party hereby represents and warrants to the Noteholders that, as to such Credit Party:

(a) Representations. Each of the representations and warranties of or as to such Credit Party contained in the Note Agreement and the other Finance Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b) Power and Authority. (i) Such Credit Party has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Third Amendment, the Confirmation and Reaffirmation of General Partner/Parent Guarantee attached hereto as Exhibit A (the “Guarantor Confirmation”), and any other documents which the Noteholders require such Credit Party to deliver hereunder (this Third Amendment, the Guarantor Confirmation and any such additional documents delivered in connection with this Third Amendment are herein referred to as the “Third Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by such Credit Party of the Third Amendment Documents have been adopted and taken and, upon their execution, the Note Agreement, as amended by this Third Amendment, the General Partner/Parent Guarantee (after giving effect to the Guarantor Confirmation) and the other Third Amendment Documents will constitute the valid and binding obligations of such Credit Party enforceable in accordance with their respective terms, except as such enforcement may be limited by any Debtor Relief Law from time to time in effect which affects the enforcement of creditors rights in general and the availability of equitable remedies;

(c) No Violation. The making and performance of the Third Amendment Documents will not (i) contravene, conflict with or result in a breach or default under any applicable law, statute, rule or regulation, or any order, writ, injunction, judgment, ruling or decree of any court, arbitrator or governmental instrumentality, (ii) contravene, constitute a default under, conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement or instrument to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) contravene or violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of any Credit Party;

(d) No Default. No Default or Event of Default exists immediately before or will exist immediately after giving effect to this Third Amendment;

(e) No Material Adverse Effect. No Material Adverse Effect has occurred since December 31, 2008;

(f) Organizational Documents. There have been no changes in the organizational documents of the Credit Parties since August 15, 2007 (or such later date as any such organizational documents were initially adopted), except as evidenced by certified copies which have been provided to the Noteholders;

(g) Credit Agreement Amendment Fees. None of the Credit Parties or any of their Affiliates have, or have agreed to, pay a fee or any other compensation to any Lender in connection with the amendment to the Credit Agreement referred to in Section 4(c); and

(h) Acknowledgment of Obligations; Collateral. (i) The Finance Documents are valid and enforceable against, and all of the terms and conditions of the Finance Documents are binding on, the Credit Parties and (ii) the liens and security interests granted to the Collateral Agent, on behalf of the Secured Parties, by the Credit Parties pursuant to the Finance Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests (subject to Permitted Liens).

4. Conditions to Effectiveness of Amendment. This Third Amendment shall be effective upon the Noteholders’ receipt of the following, each in form and substance reasonably satisfactory to the Noteholders:

(a) Third Amendment. This Third Amendment, duly executed by the Credit Parties and the Noteholders;

(b) Guarantor Confirmation. The Guarantor Confirmation, duly executed by the General Partner and the Parent;

(c) Amendment to Credit Agreement. A duly executed Third Amendment to Amended and Restated Credit Agreement;

(d) Lender Documents. Copies of all documents delivered to the Lenders in connection with the amendment to the Credit Agreement referred to in Section 4(c);

(e) Other Fees and Expenses. Payment to the Noteholders, in immediately available funds, of all amounts necessary to reimburse the Noteholders for the reasonable fees and costs incurred by the Noteholders in connection with the preparation and execution of this Third Amendment and any other Finance Document, including, without limitation, all fees and costs incurred by the Noteholders’ attorneys;

(f) Consent and Waivers. Copies of any consents or waivers necessary in order for the Credit Parties to comply with or perform any of their covenants, agreements or obligations contained in any agreement which are required as a result of any Credit Party’s execution of this Third Amendment, if any; and

(g) Other Documents and Actions. Such additional agreements, instruments, documents, writings and actions as the Noteholders may reasonably request.

5. No Waiver; Ratification. The execution, delivery and performance of this Third Amendment shall not (a) operate as a waiver of any right, power or remedy of the Noteholders under the Note Agreement, any Finance Document or any Third Amendment Document and the agreements and documents executed in connection therewith or (b) constitute a waiver of any provision thereof. Except as expressly modified hereby, all terms, conditions and provisions of the Note Agreement and the other Finance Documents shall remain in full force and effect and are hereby ratified and confirmed by the Credit Parties. Nothing contained herein constitutes an agreement or obligation by the Noteholders to grant any further amendments to any of the Finance Documents.

6. No Waiver of Existing Defaults. To induce the Noteholders to enter into this Third Amendment, the Credit Parties acknowledge, agree, warrant, and represent that nothing in this Third Amendment nor any communication between any Secured Party, any Credit Party or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the representations and warranties set forth in Section 3 proving to be false or incorrect in any material respect, or (ii) any rights or remedies which any Secured Party has against any Credit Party under the Note Agreement or any other Finance Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the representations and warranties set forth in Section 3 proving to be false or incorrect in any material respect.

7. Waiver of Claims. The Credit Parties hereby waive any and all defenses, set offs and counterclaims which they, whether jointly or severally, may have or claim to have against each of the Secured Parties as of the date hereof.

8. Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law doctrine of the State of New York.

10. Headings. The headings of the sections of this Third Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Third Amendment.

11. Counterparts. This Third Amendment may be executed in any number of counterparts with the same effect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Third Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Third Amendment to Amended and Restated Note Purchase Agreement as of the date first above written.

General Partner:

STONEMOR GP LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Parent:

STONEMOR PARTNERS L.P.
By:	STONEMOR GP LLC
its General Partner

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Company:

STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

[Signature page to Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henlopen Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company Legacy Estates, Inc.

Locustwood Cemetery Association Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modem Park Development Subsidiary, Inc.

Northlawn Memorial Gardens Oak Hill Cemetery Subsidiary, Inc.

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

[Signature page to Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

WNC Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Paul Waimberg

        Paul Waimberg, as Vice President of Finance for

        each of the above-named Credit Parties

[Signature page to Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Bedford County Memorial Park LLC

Birchlawn Burial Park LLC

Blue Ridge Memorial Gardens LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Cemetery Management Services of Pennsylvania, L.L.C.

Chartiers Cemetery LLC

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Green Lawn Memorial Park LLC

Henlopen Memorial Park LLC

Henry Memorial Park LLC

J.V. Walker LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen (Virginia) LLC

Lorraine Park Cemetery LLC

Melrose Land LLC

Modern Park Development LLC

Mount Lebanon Cemetery LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Prospect Hill Cemetery LLC

PVD Acquisitions LLC

Riverside Cemetery LLC

Riverview Memorial Gardens LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

By:	/s/ Paul Waimberg

        Paul Waimberg, as Vice President of Finance for

        each of the above-named Credit Parties

[Signature page to Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:	/s/ Paul Waimberg

        Paul Waimberg, as Vice President of Finance for

        each of the above-named Credit Parties

[Signature page to Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Prospect Cemetery LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Tri-County Memorial Gardens LLC

Twin Hills Memorial Park and Mausoleum LLC

Virginia Memorial Service LLC

WNCI LLC Westminster Cemetery LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Gardens LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg

        Paul Waimberg, as Vice President of Finance for

        each of the above-named Credit Parties

[Signature page to Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]

ISTAR TARA LLC

By:	/s/ Michelle M. MacKay
Name:	Michelle M. MacKay
Title:	Executive Vice President

[Signature page to Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Yvonne Guajardo
Name:	Yvonne Guajardo
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Yvonne Guajardo
Name:	Yvonne Guajardo
Title:	Assistant Vice President

[Signature page to Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]

EXHIBIT A

[CONFIRMATION AND REAFFIRMATION OF GUARANTEE]

Dated: July 1, 2009

Reference is made to that certain Amended and Restated Note Purchase Agreement, dated as of August 15, 2007 (the “Original Note Purchase Agreement”), by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), StoneMor Operating LLC, a Delaware limited liability company (the “Company”), and each other Subsidiary of the Parent listed on the signature pages thereof under the heading “Subsidiary Issuers” (collectively, the “Subsidiary Issuers”, and together with the Company, collectively, the “Issuers”, and together with the General Partner and the Parent, collectively, the “Credit Parties”) and each of the purchasers listed on Schedule A attached thereto (collectively, the “Purchasers”, and together with their successors and assigns, including without limitation, future holders of the Shelf Notes, herein collectively referred to as the “Noteholders”), as amended by that certain First Amendment to Amended and Restated Note Purchase Agreement, dated November 2, 2007, by and among the Credit Parties and the Noteholders (the “First Amendment”), and that certain Second Amendment to Amended and Restated Note Purchase Agreement, dated April 30, 2009, by and among the Credit Parties and the Noteholders (the “Second Amendment”, and the Original Note Purchase Agreement, as amended by the First Amendment and the Second Amendment, the “Existing Note Purchase Agreement”), pursuant to which the Issuers, among other things, issued to the Purchasers their (a) 11.00% Series B Senior Secured Notes due August 15, 2012, in the aggregate principal amount of $35,000,000 (the “Series B Notes”), and (b) 11.00% Senior Secured Series C Notes due August 15, 2012, in the aggregate principal amount of $17,500,000 (the “Series C Notes”, and together with the Series B Notes, the “Notes”).

The Existing Note Purchase Agreement is being amended pursuant to the terms of that certain Third Amendment to Amended and Restated Note Purchase Agreement of even date herewith by and among the Credit Parties and the Noteholders (the “Third Amendment”, and the Existing Note Purchase Agreement as amended by the Third Amendment, the “Note Purchase Agreement”) to, among other things, permit the Company to incur additional unsecured Indebtedness. Capitalized terms not herein defined shall have the respective meanings assigned to them in the Note Purchase Agreement.

Each of the Parent and the General Partner are parties to the Guarantee Agreement dated as of September 20, 2004 in favor of the Noteholders (the “Guarantee Agreement”). Each of the Parent and the General Partner hereby (i) acknowledges receipt of a copy of the Third Amendment, (ii) consents to the Issuers’ execution and delivery of the Third Amendment, (iii) acknowledges and agrees that, the Guaranteed Obligations (as such term defined in the Guarantee Agreement) include obligations in respect of the Note Purchase Agreement, the outstanding Notes and any Shelf Notes that

Exhibit A-1

may be issued in the future, and to that extent, the Guarantee Agreement shall be deemed to have been amended, and (iv) acknowledges and agrees that the Guarantee Agreement is in full force and effect and, except as provided in the foregoing clause (iii), is unamended.

Although each of the Parent and the General Partner has been informed of the matters set forth herein and has acknowledged and agreed to the same, each of the Parent and the General Partner understands that the Noteholders have no obligation to inform the Parent or the General Partner of such matters in the future or to seek the acknowledgment or agreement to future amendments, waivers or consents by the Parent or General Partner, and nothing herein shall create such a duty.

Each of the Parent and General Partner also represents and warrants to the Noteholders that all of the representations and warranties made by the Parent or the General Partner in the Guarantee Agreement are true and correct in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date (which remain true and correct as of such prior date).

[Remainder of page intentionally left blank; next page is signature page.]

Exhibit A-2

IN WITNESS WHEREOF, each of the Parent and General Partner has caused this Confirmation and Reaffirmation of Guarantee to be executed on its behalf, as of the date first above written, by one of its duly authorized officers.

STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

STONEMOR GP LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

[Signature page to Confirmation and Reaffirmation of Guarantee re:

Third Amendment to Amended and Restated Note Purchase Agreement (StoneMor)]